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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        OF ANNUAL REPORT ON FORM 10 - KSB
                              OF SIONIX CORPORATION
                      FOR THE YEAR ENDED SEPTEMBER 30, 2006

         The undersigned is the Chief Executive Officer of Sionix Corporation (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-KSB of the Company for the year ended September 30, 2006 (the "Report").

         I, James J. Houtz, certify that:

         (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of June 8, 2007

                                       /s/ James J. Houtz
                                       ------------------
                                       James J. Houtz, Chief Executive Officer